Segment Information	12 Months Ended
Dec. 31, 2014
SEGMENT INFORMATION [Abstract]
Segment Information Disclosure

15. SEGMENT INFORMATION

The Company follows the provisions of ASC 280, which establishes standards for reporting information about operating segments. Operating segments are defined as components of an enterprise about which separate financial information is available that is evaluated regularly by the chief operating decision maker, or decision making group, in deciding how to allocate resources and in assessing performance.  The Group has only one operating segment made up of Ku6’s advertising business (“Advertising Services”), which is presented in the consolidated statement of operations and comprehensive loss.

Geographic Information

The Company primarily operates in the PRC and derives all of its revenues (see Note 17 for revenue information) from the PRC; all of the Company’s long-lived assets are located in the PRC.